                                                                    Exhibit 10.7

--------------------------------------------------------------------------------
Company Name:                   SEAMLESS WI-FI INC.
MS License Agreement Number:    514843022
License Effective Date:         May 1, 2007
Expiration Date:                May 31, 2009
Embedded Systems Website URL:   https://microsoft.embeddedoem.com
--------------------------------------------------------------------------------

                    MICROSOFT OEM MOBILITY LICENSE AGREEMENT
                                  (Version 3.0)


MICROSOFT LICENSING, GP ("MS"), and the undersigned company ("COMPANY") agree to be bound by the terms of this MICROSOFT OEM MOBILITY LICENSE AGREEMENT ("License Agreement") effective as of the date above ("License Effective Date").

This License Agreement Consists of the Following:
this Signature Page
Addresses Schedule
General Terms and Conditions
Minimum Commitment Schedule
Product and Royalty Schedule - Microsoft Windows Mobile Version 5.0 Software


--------------------------------------------------------------------------------
MICROSOFT LICENSING, GP                          SEAMLESS WI:FI INC.
A General Partnership Organized Under            A company organized Under the
the Laws Of: State of Nevada,U.S.A.              laws of:  NEVADA, USA


By: /s/ Sai Ofias                                BY: /s/ Albert Reda
    ----------------------------                    ----------------------------
       (signature)                                       (signature)

Name:            SAI OFIAS                       Name:  ALBERT REDA
      --------------------------                      --------------------------
       (printed) SR PROGRAM                              (printed)
                 MANAGER

Title:                                           Title:
      --------------------------                       -------------------------
       (printed)                                         (printed)

Date:  May 23, 2007                              Date:  May 8, 2007
--------------------------------------------------------------------------------


                                  CONFIDENTIAL

                      SHIPPING AND BILLING ADDRESS SCHEDULE


COMPANY "Ship To" Address                         COMPANY Billing Address
Albert Reda                                       Albert Reda
President                                         President
SEAMLESS WI-FI INC.                               SEAMLESS WI-FI INC.
800 North Rainbow Blvd.                           800 North Rainbow Blvd.
Las Vegas, NV 89107                               Las Vegas, NY 89107
UNITED STATES                                     UNITED STATES

 Telephone: 775-588-2387                              Telephone: 775-588-2387
 Fax: 775-588-2387                                    Fax: 775-588-2387
 E-mail: arreda@slwf.net                              E-mail: arreda@slwf.net



COMPANY'S TECHNICAL SUPPORT PHONE NUMBER FOR CUSTOMERS AND END USERS:
775-588-2387



                                        2
                                  CONFIDENTIAL

                          GENERAL TERMS AND CONDITIONS

1.    Business Terms.

(a) This License Agreement incorporates all of the terms of the Microsoft OEM Business Terms Document for Embedded Systems ("BTDE") dated May 1, 2007, Number 5148430021. This License Agreement also incorporates any changes made to the BTDE by MS and COMPANY. The terms of this License Agreement control over any conflicting terms in the BTDE.

(b) Additional Definitions.

"COMPANY Companion CD" means a CD distributed with the Device that contains the following:

      o Contents from the MS Companion CD. The Documentation describes what contents can be distributed.

      o     COMPANY's logo.

      o If desired, software owned or licensed by COMPANY other than MS or MSCORP software ("COMPANY Software").

"Critical Supplemental Code" means either (i) the Licensed Product could allow the propagation of an internet worm without End User action; or (ii) the Licensed Product could result in the compromise of the confidentiality, integrity, or availability of End Users data or of the integrity or availability of processing resources. The term Supplemental Code includes Critical Supplemental Code.

"Variance" means each instance in which the Licensed Product does not substantially comply with the End User Documentation.

"Device" means OEM Parties' computing system or device with an Image that (i) is designed for and distributed with Licensed Product, (ii) meets the design requirements; and (iii) and passes the MSCORP Compatibility Test. As used in the BTDE, Embedded System includes Device, except Sections 2(a) and 2(b) of the BTDE do not apply. A Device does not require a Runtime Key.

"End User Documentation" means end user information about the Licensed Product as described in the Documentation.

"Memory Medium" means a non-volatile, solid-state memory medium.

"Mobile Operator" means a wireless telecommunication service provider.

"MS Companion CD" means a CD acquired by COMPANY from an AR. The CD contains the following:

      o MS software that the end user installs on a personal computer. This software enables data exchange between the personal computer and the Device.

      o     End User Documentation in electronic format.

      o     Other MS software.

"MSCORP Compatibility Test"  means  MSCORP'S compliance tests for each Devide.

"New Devices" means Devices that have not been previously distributed by COMPANY. It also means Device models that have been previouswly distributed by COMPANY, but must re-pass the MSCORP Compatibility Test as described in the Documentation.

2.    LICENSE GRANT AND LIMITATIONS.

(a) LICENSE GRANT. Subject to all terms and conditions of this License Agreement, MS grants to COMPANY the following non-exclusive right to:

      (i)   Use the Deliverables to:

      o Create an OEM abstraction layer for the Licensed Product on the Device,

      o     Test the Device,

      o     Create device drivers for the Device, and

      o     Design COMPANY Binaries.

      (ii)  Reproduce the MS Binaries as part of an Image.

      (iii) Install one copy of the Image on each Device. COMPANY may only use the following parties to reproduce and install Images:

      o     COMPANY's employees (only on COMPANY premises),

      o     Contractors, and

      o     COMPANY's Installers.

      (iv) Create the COMPANY Companion CD. COMPANY must use an AR to reproduce the COMPANY Companion CD.

      (v) Distribute one copy of the MS Binaries as part of the Image on each Device.

      (vi) Distribute one copy of the APM and COMPANY Companion CD with each Device.

      (vii) Sublicense rights to use the Licensed Product to each End User by means of License Terms.

            (A) The License Terms for each Licensed Product are posted on ECE. COMPANY may use different terms or additional terms, as long as they are no less protective of MS than the License Terms.

            (B) COMPANY must substitute its name for "[OEM]" in the License Terms. COMPANY may substitute the term "[OEM]'s software suppliers" for the term "MS" in the License Terms.

            (C) COMPANY or Channel must notify each End User before or at the time of purchase that the Device contains software that is subject to the License Terms.

            (D) the End User must agree to the License Terms before using the Device, and

            (E) COMPANY must distribute the license terms in a manner that forms a contract binding the End User under applicable law.

(b) Additional License Limitations. The BIDE has license limitations for these Licensed Products. For the Licensed Products in this License Agreement, COMPANY must comply with these license limitations except that Section 4 of the BTDE does not apply to the Licensed Products in this License Agreement. COMPANY must also comply with the following additionallicense limitations.

      (i) The Image cannot function, download or install on anything other than the Device for which it was designed. COMPANY shall configure the Image to ensure that it executes only the Device for which it was designed.


                                       3
                                  CONFIDENTIAL

      (iv)  SUPPLEMENTAL CODE.

            (A) MS may provide Supplemental Code. COMPANY must include the Supplemental Code on all New Devices. COMPANY must include the Supplemental Code on New Devices no later than 120 days after it is made available to COMPANY.

            (B) MS may notify COMPANY that the Supplemental Code is required on all Devices. If COMPANY receives such notice then the following apply.

NEW DEVICES. COMPANY shall include the required Supplemental Code in the Images for New .Devices prior to distribution.
OTHER DEVICES. COMPANY shall make available an Update Image with the required Supplemental Code to applicable Mobile Operators and/or End Users. COMPANY must make the Update Image available as soon as possible, but not later than sixty
(60) days after the required Supplemental Code is made available to COMPANY.

            (C) MS may provide Critical Supplemental Code directly to end users on behalf of the COMPANY.

      (v) The Deliverables may include files, modules, and/or materials for other products not licensed by COMPANY. COMPANY's license rights do not include these files, modules, and/or materials of the Deliverables. The Documentation has information to assist COMPANY to license and report the correct Licensed Products.

      (vi)  DESIGN REQUIREMENTS AND MSCORP COMPATIBILITY TEST.

            (A) The Documentation has design requirements for the Device. Each Device must meet the design requirements.

            (B) The Documentation also includes information about the MSCORP Compatibility Test. Each New Device must pass the MSCORP Compatibility Test prior to distributing through the Channel or to End Users. For each Device that must be tested, COMPANY must provide to MS or the testing lab at least five (5) units of the Device. COMPANY must provide these Devices without any cost to MS or the testing lab.

            (C) MS or a testing lab conducts the MSCORP Compatibility Test. COMPANY will receive notice of the results of the MSCORP Compatibility Test. A Device that passes the MSCORP Compatibility Test may be distributed unless it needs to be retested as provided in the Documentation. A Device that does not pass cannot be distributed. COMPANY may ask that the Device be retested once COMPANY has addressed the reasons for the prior failure.

      (vii) MS has an official launch date for each Licensed Product. MS will notify COMPANY of the official launch date. Prior to the official launch date, COMPANY can only distribute Devices to the Channel to prepare-for the official-launch date. COMPANY or its Channel may not distribute Devices for any other reason prior to the official launch date. Licensed Product must also be available for download on MOO before COMPANY may distribute any Devices with that Licensed Product.

      (viii) COMPANY must notify the End User of the system requirements for the Device and the personal computer. Notice must be prominently displayed on the Device packaging and in the End User Documentation.

(c) SAMPLE CODE. Subject to all terms and conditions of the License Agreement, MS grants to COMPANY a non-exclusive, limited, license to modify and create derivative works of the Sample Code delivered in source code form. Sample Code may be distributed as part of an Image, Update, or Recovery Image.

3.    Limited Warranty.

(a) MS warrants that each Licensed Product (excluding Sample Code) does not have a Variance.

(b) COMPANY must notify MS of a Variance within 30 days after MS' delivery of Deliverables to COMPANY. If MS corrects the Variance, COMPANY must notify MS of a continuing Variance within 30 days after MS' delivery of a correction.

(c) MS' warranty can be satisfied in the following ways.

      (i)   COMPANY does not provide timely notice of a Variance.

      (ii) COMPANY distributes a Device that contains the Licensed Product. Within 60 days of notice, MS corrects the Variance and delivers it to COMPANY.

(d) If MS does. not satisfy its warranty, COMPANY's sole remedy is to terminate this License Agreement for the affected Licensed Product within 30 days of the failure to satisfy the warranty.

(E) COMPANY AGREES TO THE FOLLOWING.

      o     This warranty is limited.

      o     MS does not make any other warranties.

      o Implied warranties are expressly disclaimed including merchantability, fitness for a particular purpose and non-infringement.

(F) THE SAMPLE CODE IS LICENSED "AS-IS" OEM PARTIES (OR COMPANY AND COMPANY SUBSIDIARIES, AS APPLICABLE) BEAR THE RISK OF USING IT. MS GIVES NO EXPRESS WARRANTIES, GUARANTEES OR CONDITIONS.
COMPANY also agrees that COMPANY's remedies are limited by the BTDE and as described above.

4.    INTELLECTUAL PROPERTY INFRINGEMENT.
MS's duty to defend Claims under Section 8 of the BTDE does not include any Claim arising from the use or distribution of Sample Code


5.    TERM.
The term of this License Agreement begins on the License Effective Date and expires on the Expiration Date.

                                        4
                                  CONFIDENTIAL

                                                     MINIMUM COMMITMENT SCHEDULE

------------------------------------------------------------------------------------------------------------------------------------
First Period of This Agreement
--------------------------------------------- ------------------------------------------ -------------------------------------------
Date                                           Payment Amount                             Cumulative Amount of Payments for Period
                                               (US$)                                      (US$)
--------------------------------------------- ------------------------------------------ -------------------------------------------
Signing of License Agreement (payment due      US$245,000.00                              US$245,000.00
UPON SIGNING)
--------------------------------------------- ------------------------------------------ -------------------------------------------
May 31, 2007                                   US$18,848.00                               US$263,848.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
June 30, 2007                                  US$18,846.00                               US$282,694.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
July 31, 2007                                  US$18,846.00                               US$301,540.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
August 31, 2007                                US$18,846.00                               US$320,386.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
September 30, 2007                             US$18,846.00                               US$339,232.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
October 31, 2007                               US$18,846.00                               US$358,078.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
November 30, 2007                              US$18,846.00                               US$376,924.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
December 31, 2007                              US$18,846.00                               US$395,770.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
January 31, 2008                               US$18,846.00                               US$414,616.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
February 29, 2008                              US$18,846.00                               US$433,462.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
March 31, 2008                                 US$18,846.00                               US$452,308.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
April 30, 2008                                 US$18,846.00                               US$471,154.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
May 31, 2008                                   US$18,846.00                               US$490,000.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
Total First Period Minimum Commitment          US$490,000.00
--------------------------------------------- ------------------------------------------ -------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Second Period of This Agreement
--------------------------------------------- ------------------------------------------ -------------------------------------------
Date                                           Payment Amount                             Cumulative Amount of Payments for Period
                                               (US$)                                      (US$)
--------------------------------------------- ------------------------------------------ -------------------------------------------
June 30, 2008                                  US$40,834.00                               US$40,834.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
July 31, 2008                                  US$40,834.00                               US$81,668.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
August 31, 2008                                US$40,834.00                               US$122,502.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
September 30, 2008                             US$40,834.00                               US$163,336.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
October 31, 2008                               US$40,834.00                               US$204,170.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
November 30, 2008                              US$40,834.00                               US$245,004.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
December 31, 2008                              US$40,834.00                               US$285,838.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
January 31, 2009                               US$40,834.00                               US$326,672.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
February 28, 2009                              US$40,834.00                               US$367,506.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
March 31, 2009                                 US$40;834.00                               US$408,340.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
April 30, 2009                                 US$40,834.00                               US$449,174.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
May 31, 2009                                   US$40,826.00                               US$490,000.00
--------------------------------------------- ------------------------------------------ -------------------------------------------
Total Second Period Minimum Commitment         US$490,000.00
--------------------------------------------- ------------------------------------------ -------------------------------------------


                                                                  5
                                                            CONFIDENTIAL

                          PRODUCT AND ROYALTY SCHEDULE
               MICROSOFT(R) WINDOWS MOBILE(R) VERSION 5.0 SOFTWARE

                                                     PRODUCT TABLE

-------------------------------------------------------- ------------------- -------------------------- -------------
PRODUCT NAME AND VERSION*                                  LICENSABLE PART     APPLICABLE ADDITIONAL      Royalty**
                                                           Number              PROVISIONS
-------------------------------------------------------- ------------------- -------------------------- -------------
Microsoft(R) Windows Mobile(R) Version 5.0 Software for   R53-00712           (2138), (2139), (2140),     US$49.00
Pocket PC, Phone Edition (CDMAJIxRTT) (Far East                               (2151), (2153), (2350),
Languages)                                                                    (2809), (2840)
-------------------------------------------------------- ------------------- -------------------------- -------------
Microsoft(R) Windows Mobile(R) Version 5.0 Software for   R53-00704           (2138), (2140), (2151),     US$49.00
Pocket PC, Phone Edition (CDMA/1xRTT) (Western                                (2153), (2350), (2809),
Languages)                                                                    (2840)
-------------------------------------------------------- ------------------- -------------------------- -------------
Microsoft(R) Windows Mobile(R) Version 5.0 Software for   R53-00711           (2138), (2139), (2140),     US$49.00
Pocket PC, Phone Edition (GSMIGPRS) (Far East                                 (2151), (2153), (2350),
Languages)                                                                    (2809), (2840)
-------------------------------------------------------- ------------------- -------------------------- -------------
Microsoft(R) Windows Mobile(R) Version 5.0 Software for   R53-00703           (2138), (2140), (2151),     US$49.00
Pocket PC, Phone Edition (GSMIGPRS) (Western                                  (2153), (2350), (2809),
Languages)                                                                    (2840)
-------------------------------------------------------- ------------------- -------------------------- -------------

* Language versions are licensed only on an if and as available basis. Far East Languages include Chinese Simplified, Chinese Traditional, Japanese, Korean, and English. WESTERN EUROPEAN LANGUAGES INCLUDE Brazilian, Czech, Danish, Dutch, English, Finnish, French, German, Greek, Italian, Norwegian, Polish, Portuguese, Russian, Spanish, and Swedish. Smartphone Western Languages also include Hungarian, Romanian, Slovak, and Turkish.

**A Licensed Product is not licensed hereunder unless royalty rates are indicated in the Licensed Product table.

                           ADDITIONAL PROVISIONS KEY

The following provisions (each, an "Additional Provision" or "AP") apply to the Licensed Products as indicated above. The APs apply in addition to the terms of the License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the BTDE or the General Terms and Conditions of this License Agreement. The APs supersede any inconsistent terms in the General Terms and Conditions of the License Agreement. Those General Terms and Conditions supersede any inconsistent terms in the BTDE.

(2138) COMPANY must either:

(a) enter into a Microsoft Premier Support Agreement, or

(b) demonstrate to MS that COMPANY has obtained or arranged an equivalent level of support independently.

(2139) (a)    (i) The Simplified Chinese language version of this Licensed
Product must not be distributed in Taiwan; and

      (ii) The Traditional Chinese language version of this Licensed Product must not be distributed in People's Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY must notify the Channel of these limits. COMPANY must defend, indemnify and hold harmless MS Parties from and against all damages, costs and attorneys' fees arising from claims or demands resulting from COMPANY's failure to notify its Channel of these limits.

 (2140) COMPANY'S Companion CD.

(a) COMPANY is licensed to use the MS Companion CD to create COMPANY's Companion CD as provided in the Documentation. COMPANY may not modify, obscure or omit any files contained on the MS Companion CD, except as expressly allowed in the Documentation.

(b) COMPANY may not transfer or copy any files contained on the MS Companion CD to any media other than COMPANY's Companion CD.

(c) COMPANY's Companion CD must pass the MSCORP Compatibility Test as outlined in the Documentation. After COMPANY receives notice from MS that the test has been passed, then COMPANY may engage an AR to replicate the COMPANY's Companion CD.

If COMPANY engages an AR to replicate COMPANY's Companion CD before COMPANY receives such MS approval, then MS Parties shall not be responsible for any costs or damages incurred by COMPANY. This includes costs or damages incurred if MS requires changes to COMPANY's Companion CD.

(d) COMPANY shall distribute COMPANY's Companion CD:

      (i)   only in the. form and packaging as received from the AR; and

      (ii) only in the Device packaging or as a replacement directly to the End User.

                                        6
                                  CONFIDENTIAL

(e) COMPANY agrees that it owns all right, title and interest in, or has all necessary rights to authorize the AR to replicate, the COMPANY Software. COMPANY shall defend, indemnify and hold harmless MS Parties from and against any and all third party claims or demands, or any other liability or damages arising out of or related to the replication, licensing, distribution, or use of the COMPANY Software.

(2151) The Deliverables include sample code located at:
%_WTNCEROOT%1PUBLICICOMMONIOAKIDRIVERS1BLUETOOTHISAMPLE (collectively,
"Bluetooth Sample Code"). COMPANY must pass the Bluetooth Tests before distributing the Bluetooth Sample Code with an Image on a Device. "Bluetooth Tests" means a standard series of tests, as amended from time to time, to determine compliance with the Bluetooth certification process described at httpalqualweb.bluetooth.org or such other location that may be designated from time to time.

(2153) COMPANY shall advise the End User which language versions of Licensed Product have been installed on the Device.

(2350) For this Licensed Product, COMPANY and MS agree as follows:

(a) Devices may be subject to telecommunication laws and regulations. COMPANY must comply with these laws and regulations.

(b) COMPANY must test the Device to ensure that the Device functions properly on the Mobile Operator's network. COMPANY's obligation continues so long as COMPANY offers the Device for use with the network.

(c) MS will not pay for any network testing for any reason.

(d) MS is not required to provide any Supplemental Code or any support to enable the Device to function (or to continue to function) on any network.

(e) MS can enter into separate agreements with Mobile Operators or the Channel related to the Devices. Mobile Operators can only be licensed by COMPANY to distribute the Devices. COMPANY cannot license Mobile Operators to change the Image.

(f) COMPANY must make available support services for Mobile Operators and End Users of the Device.

(g) COMPANY will provide appropriate notices or warnings to End Users of Embedded Systems or others who may be affected by such use.

(h) COMPANY must defend, indemnify and hold harmless MS Parties from and against all damages, costs and attorneys' fees arising from claims or demands resulting from COMPANY's failure to comply with any of the above items.

(2809) COMPANY's license to distribute this Licensed Product shall expire when the License Agreement expires or terminates or, if earlier, on July 31, 2015.

(2840) MS COMPANION CD contains Microsoft(R) Office Outlook(R) 2007 Trial, COMPANY may choose to:

      (a)   Include the Outlook 2007 Trial on the COMPANY Companion CD;

      (b) Include a link to the Outlook 2007 Trial download website designated in the Deliverables; or

      (c)   Not include Outlook 2007 Trial.

                                     DEVICES

Each "Device" must be listed below in the Device Table. It also must meet the requirements of this License Agreement and all applicable Additional Provisions.

At COMPANY's option, COMPANY may designate models by model line or series. For example, COMPANY could use "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc. Devices defined by model line or series include all present models which include the model line or series name.

      "Jaguar Pro model line" includes Jaguar Pro,.. Jaguar Pro 950, Jaguar Pro S, etc.

      "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, jaguar S400, etc.

      "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.

COMPANY may elect to include as Devices new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new models when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

PRODUCT NUMBER KEY: Please refer to the Licensable Part Number in the Product Table above.

A Licensed Product is only licensed for distribution on a listed Device if the appropriate box below is marked with a "C". Otherwise, the Licensed Product may not be distributed on a Device.


                                        7
                                  CONFIDENTIAL

                                                DEVICE TABLE

---------------------------- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
 Model Name/Model Number      Processor           R53-       R53-       R53-       R53-
                                                  00703      00704      00711      00712
---------------------------- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ----------
 S-XGen Series                INTEL 186           C          C          C          C
                              PROCESSORS OR
                              COMPARABLE
---------------------------- ------------------ ---------- ---------- ---------- ---------- ---------- ---------- ----------

COMPANY represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately state the designation used by COMPANY to refer to the listed models (on the Device and in COMPANY's books and records).






                                        8
                                  CONFIDENTIAL